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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) November 7, 1997

                                 MED/WASTE, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
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
              DELAWARE                                     0-22294                          65-0297759
----------------------------------------------      ---------------------       ---------------------------------
(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)
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                3890 N.W. 132nd Street, Opa Locka, Florida 33054

              (Address of principal executive office and Zip Code)

       Registrant's telephone number, including area code: (305) 688-3931
                                                          ----------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)









                             Exhibit Index on Page 6


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Item 2.        Acquisition or Disposition of Assets.

               On November 7, 1997, Med/Waste, Inc., a Delaware corporation, (the "Company"), through its wholly owned subsidiary Safety Disposal System of Virginia, Inc. a Virginia corporation ("SDS") purchased 100% of the capital stock of Incendere, Inc., a Virginia corporation ("Incendere"). At the time of the acquisition, Incendere was a wholly owned indirect subsidiary of Republic Industries, Inc., a Delaware corporation ("Republic"). The acquisition was consummated in accordance with a Stock Purchase Agreement dated October 22, 1997 by and between the Company, SDS, Republic and Incendere (the Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement.

               Incendere is in the medical waste management services business and collects medical waste from generators located in the states of Delaware, Georgia, Maryland, New Jersey, North Carolina, Pennsylvania, South Carolina and Virginia. Incendere's assets include accounts receivables, inventory and supplies, equipment, vehicles, machinery, furniture, fixtures, leasehold improvements, leases of real property and intangible assets used in connection with the collection of medical waste. Such assets remain intact following the acquisition, except that the Company assigned 50% of the accounts receivable to Republic as part of the Agreement. SDS will be paid a fee from Republic for the collection of such assigned receivables. Republic agreed to assume and satisfy all liabilities of Incendere incurred prior to the closing other than accounts payables and certain designated obligations. Upon consummation of the acquisition, Incendere became a wholly owned subsidiary of the Company.

               The purchase price for Incendere amounted to $12.0 million, payable in cash, with $10.0 million paid at closing and $2.0 million held in escrow pending the determination of revenues of Incendere for the four month period prior to the closing. The consideration paid by the Company for Incendere was determined in arms-length negotiations between representatives of the Company and Republic. The purchase price was paid from a $4.0 million equity financing consummated on November 7, 1997, of which $2.0 million was part of the proceeds of the offering described in Item 9 below, cash on hand and available borrowings under the Company's line of credit and a term loan with Capital Bank.

               Except as otherwise provided herein, there is no material relationship between the Seller, its affiliates and the Company or affiliates thereof. From time to time prior to the closing, Incendere delivered medical waste to the Company at its South Carolina incineration facility, for disposal on commercially reasonable terms.

               The Company intends to operate Incendere in a similar manner as Incendere was operated prior to the transaction described herein.




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Item 7.        Financial Statements and Exhibits:

               (a) It is impractical to provide the required financial statements of Incendere at the time this Current Report on Form 8-K is being filed. The required financial statements will be filed at such time as the financial statements became available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (b) It is impracticable to provide the pro forma consolidated financial statements of Med/Waste, Inc. and Incendere at the time this Current Report on Form 8-K is being filed. The required pro forma consolidated financial statements of Med/Waste, Inc. and Incendere will be filed at such time as the pro forma financial statements become available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (c)     Exhibits.

               2.1 Stock Purchase Agreement dated as of October 22, 1997 by and between Med/Waste, Inc., Safety Disposal
                        System of Virginia, Inc., Republic Industries, Inc. and Incendere, Inc.

Certain related transaction documents attached to the Stock Purchase Agreement are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-B. The following is a list of the omitted exhibits and schedules to the Stock Purchase Agreement:

SCHEDULES
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
               Contracts........................................................................1.8
               Financial Statements............................................................1.15
               Knowledge.......................................................................1.23
               Intangible Assets...............................................................1.21
               Interim Financial Statements....................................................1.22
               Permits.........................................................................1.29
               Excluded Assets................................................................2.4.2
               Bank Accounts.................................................................4.2.11
               Corporate Documents..............................................................5.4
               Consents.........................................................................5.5
               Assets...........................................................................5.7
               Liabilities......................................................................5.8
               Real Property Leases............................................................5.10
               Employee Benefit Plans .........................................................5.11
               Employee Matters................................................................5.12
               Insurance.......................................................................5.14
               Taxes...........................................................................5.23
               Contracts and Commitments.......................................................5.15
               Equipment and other Intangible Property.........................................5.17
               Permits.........................................................................5.18
               Intangible Rights...............................................................5.19
               Litigation......................................................................5.20
               Compliance with Laws............................................................5.21
               Accounts Receivable.............................................................5.24
               Recent Events...................................................................5.27
               Environmental Matters...........................................................5.28

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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

               On November 7, 1997, Med/Waste, Inc. (the "Company") sold an aggregate of 551,725 shares of common stock, $.001 par value and common stock purchase warrants to purchase an aggregate of 20,064 shares of common stock pursuant to Regulation S as promulgated pursuant to the Securities Act of 1933, as amended. The securities were sold for cash to the following entities:


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                                                       NUMBER OF                    COMMON
                                                       SHARES OF                     STOCK
                                                        COMMON                     PURCHASE
NAME                                                     STOCK                     WARRANTS
--------------------------------------------      -------------------         -------------------
LANCER VOYAGER FUND                                    151,725                       5,518
LANCER OFFSHORE, INC.                                  400,000                      14,546
                                                  -------------------         -------------------
                 Total                                 551,725                      20,064
                                                  ===================         ===================
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               Each warrant entitles the holder to purchase one share of common stock at a purchase price of $3.625 per share until November 6, 2002.

               Total offering proceeds from the sale of common stock and warrants pursuant to Regulation S was $2,000,000. Taglich Brothers, D'Amadeo, Wagner & Company, Incorporated served as the placement agent in connection with the offering and received a commission of $135,000. In addition, Taglich Brothers, D'Amadeo, Wagner & Company, Incorporated received warrants to purchase 35,090 shares of common stock. each warrant entitled the holder to purchase one share of common stock at $5.00 until November 6, 2002. The net proceeds of the Regulation S offering described herein were used to pay a portion of the purchase price for Incendere, Inc. as described in Item 2 of this Form 8-K.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           MED/WASTE, INC., Delaware corporation





DATE:     NOVEMBER 10, 1997                By:        /S/ DANIEL A. STAUBER
     --------------------------------          ---------------------------------
                                                       DANIEL A. STAUBER,
                                               President/Chief Executive Officer




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                                  EXHIBIT INDEX

2.1 Stock Purchase Agreement dated October 22, 1997 by and between Med/Waste, Inc., Safety Disposal System of Virginia, Inc., Republic Industries, Inc. and Incendere, Inc.





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